SALOMON BROTHERS
  Variable Series Funds Inc

Semi-
Annual
Report
1998
June 30, 1998

 .  INVESTORS FUND

 .  CAPITAL FUND

 .  TOTAL RETURN FUND

 .  HIGH YIELD BOND FUND

 .  STRATEGIC BOND FUND

[LOGO]   THE SALOMON BROTHERS VARIABLE SERIES FUNDS INC
           Our Message to You

DEAR SHAREHOLDERS:
We are pleased to provide you with the semi-annual report for the Salomon Brothers Variable Series Funds Inc for the period ended June 30, 1998.

MARKET OVERVIEW
As the American economy appeared to fare well and domestic demand remained strong, the stock market continued its upward climb during the first half of 1998 with a return of 17.75%, as measured by the S&P 500 Index. Investor concern over events in Asia and their possible affects on the U.S., however, continued to result in substantial stock market volatility. With approximately 45% of manufactured goods in the U.S. being exported, the collapse of local demand in Asia has decreased factory output and triggered loss of jobs. Asia comprises 30% of U.S. trade, hence concern that price competition from overseas and rising labor costs at home will squeeze profits, slow investments and ultimately weaken the broader U.S. economy. Large cap growth stocks overshadowed value stocks by 822 basis points for the period, as measured by the Russell 1000
Growth and Value Indices. Small and mid capitalization stocks lagged the larger issues, with the Russell 2000 returning 4.93% and the Russell MidCap Index at 9.14%.

The U.S. bond market, meanwhile, is strengthening, with Treasuries yielding some 100 basis points lower than a year ago. This lower interest rate environment is attracting investors from around the world, as corporations and municipalities are issuing debt at record rates. High yield bonds, supported by strong mutual fund contributions and increased demand for new issues, were also affected by investor concern over deteriorating fundamentals in southeast Asia, Japan and Russia. As a result, the high yield market became volatile as investors looked to higher quality issues for assurance. Despite increased volatility later in the period, the high yield market outperformed the U.S. investment grade market for the first half of the year as measured by the Salomon Brothers High Yield Market Index, with a return of 5.14%, versus the Salomon Brothers Broad Investment Grade Index, with a return of 3.97%.

In the global fixed income arena, Asian emerging market debt yield spreads widened in early April as political uncertainty surfaced in Indonesia amid attempts to implement International Monetary Fund economic reform recommendations. Meanwhile, Japan's economic and banking system problems became more prominent and led to a weakening of the Japanese yen. This, in turn, spurred speculation of a Chinese currency devaluation. In a move to protect their currency, the Chinese monetary authorities raised interest rates, contributing to a slowing of their economy. Russia endured a crisis of confidence as overnight interest rates rose to a high of 150% in an effort to fund liabilities. As Russian and Indonesian debt sold off, a significant widening of emerging markets occurred, which subsequently resulted in a spread widening in both the investment grade and high yield corporate markets around the world. The Salomon Brothers World Government Bond Index (unhedged) returned 2.78% for the period, with emerging markets, as measured by the JP Morgan
Emerging Markets Index Plus, lagging behind with a 6-month return of -1.08%.

We anticipate a slowdown to moderate economic growth in the U.S. over the next six to nine months, influenced by the Asian crisis as well as possible dampening of corporate earnings from currency translation affects. We expect GDP to slow from its recent torrid clip over the coming months. We also expect a lower interest rate environment to prevail, likely to be influenced by both international economic events and continuing strong domestic demand. Pressure on commodity prices should help keep inflation in check, with the Asian crisis aiding this trend through containment of the prices of "tradable" goods. Although prices of many service sector items have begun to accelerate, they are being offset by stable or falling prices in areas such as food, gasoline and furniture. Meanwhile, domestic demand remains strong.

We believe the U.S. stock market is likely to remain trendless near term, with market appreciation being capped until earnings projections are brought down closer to those of the first half of the year. In our view, growth forecasts remain overly optimistic, and thus we remain cautious until the market begins to discount growth rates. For the long term, we remain bullish.

The global bond markets will continue to be influenced by international economic events, with volatility continuing across sectors. With new issues continuing to flood the market, some of the newer high yield issues are displaying weaker underlying credit fundamentals. We believe, however, that the telecommunications and commodity sectors continue to present attractive high yield opportunities. In the non-U.S. markets, we favor the Deutschemark over both the yen, believing a true reversal is unlikely, and the U.S. dollar. Improving growth prospects, external surpluses and a likely tightening by the Bundesbank later in the year continue to make European currencies relatively attractive. In the emerging bond markets, Latin America and selected Eastern European and African markets are exhibiting relatively strong credit fundamentals, while Asia remains an area of extreme weakness.

INVESTORS FUND
The Investors Fund's primary objective is long-term growth of capital. Current income is a secondary objective. The Fund seeks to achieve its objectives primarily through investments in common stocks of well-known companies.

The Fund commenced operation on February 17, 1998. From inception through June 30, 1998, the Fund posted a total return of 7.30%, versus 11.48% for the S&P 500 Index. Underperformance was due to value stocks being out of favor.

In the months ahead, we will continue to focus on quality companies with strong fundamentals and the potential for appreciation. We have added to positions in the consumer staple and cyclical sectors, believing earnings will remain strong in these areas. Although the outlook for the technology sector appears unfavorable for the short-term, we are adding to this sector in anticipation of a swift and steep recovery in the months ahead.

CAPITAL FUND
The objective of the Capital Fund is to seek capital appreciation through investments primarily in common stock, or securities convertible into common stocks, which are believed to have above-average price appreciation potential and which may also involve above-average risk. Current income is an incidental consideration.

The Fund commenced operation on February 17, 1998. From inception through June 30, 1998, the Fund outperformed the Russell 3000 Index with a return of 9.70% versus 9.49%, respectively. During the first month and a half of operation, the Fund outpaced the index due to strong performance in mid capitalization holdings. During the second quarter, however, the Fund performed even with the benchmark, resulting in an overall modest gain over the benchmark since inception.

The Fund remains well-diversified throughout the capitalization range.
Over the coming months, we will continue to focus on stock selection, looking for the best opportunities in the broad equity market. We will be actively seeking opportunities for the Fund in the technology sector, based on the belief that recent volatility in this sector will present attractive opportunities in the coming months.

TOTAL RETURN FUND
The Total Return Fund seeks to obtain above-average income, compared to a portfolio entirely invested in equity securities. As a secondary objective, the Fund seeks to take advantage of opportunities for growth of capital and income. The Fund seeks to achieve its objectives primarily through investments in a broad variety of securities, including equity securities, fixed income securities and short-term obligations.

The Fund commenced operation on February 17, 1998. For the period since inception through June 30, 1998, the Fund posted a return of 2.60% versus 5.66% for the benchmark of 50% S&P 500 Index and 50% Salomon Brothers Broad Investment Grade Bond Index. Underperformance can be attributed to emphasis on value stocks, which were out of favor during the period, as well as the Fund's lower allocation to the equity market.

As high valuations and price earnings ratios continue, the Fund will continue to hold a conservative equity allocation of around 45%. We have emphasized consumer stocks in recent months as capital goods have come under pressure, and continue to seek undervalued securities with the long-term view for preservation of capital. At June 30, 1998, the Fund had a 1% allocation to convertible securities and an investment grade bond allocation of 44%. Provided the outlook remains favorable, high yield bonds will be added to the Fund as assets under management increase.

HIGH YIELD BOND FUND
The primary objective of the High Yield Bond Fund is to maximize current income, with capital appreciation as a secondary objective. The Fund seeks to achieve its objectives by investing primarily in a diversified portfolio of high yield fixed income securities rated in the medium or lower rating categories or those securities determined by the manager to be of comparable quality.

The Fund commenced operation on May 1, 1998. Performance for the period from inception through June 30, 1998 was 0.80% for the Fund versus 0.49% for the Salomon Brothers High Yield Market Index.
As investor concern continues over global events, we expect volatility in the high yield markets. In the months ahead, we will continue to focus on prudent industry and sector allocations in an effort to add value, while emphasizing higher quality credits.

STRATEGIC BOND FUND
The primary objective of the Strategic Bond Fund is to seek a high level of current income, with capital appreciation as a secondary objective. The Fund seeks to achieve its objectives by investing in a globally diverse portfolio and through allocations to segments of the fixed income market that the manager believes will best contribute to achievement of the Fund's investment objectives. Tactical allocations may include U.S. and non-U.S. investment grade, high yield and emerging markets debt securities.

The Fund commenced operation on February 17, 1998. Through June 30, 1998, the Fund posted a return of 1.90%, versus 2.69% for the Lehman Brothers Aggregate Bond Index. Underperformance can be attributed to the Fund's holdings in the high yield sectors, which were affected by global events and a flight to quality.

In the months ahead, we will continue to emphasize credit quality in the high yield sector as many new issues coming to market carry weaker underlying fundamentals, and continue to seek opportunities to upgrade credit quality. As assets under management increase, the Fund will allocate to the emerging debt markets, provided relative value opportunities are strong.

In closing, we thank you for your participation in the Salomon Brothers Variable Series Fund Inc. We look forward to serving you in the months ahead as we look forward to helping you achieve your investment goals.

Cordially,



/s/ Heath B. McLendon

Heath B. McLendon
Chairman and President


NOTES TO PERFORMANCE
The Salomon Brothers Broad Investment Grade Index and Lehman Brothers Aggregate Bond Index are valued at month end only. As a result, while total return calculations used for comparison for the Total Return and Strategic Bond Funds are for the period February 17, 1998 through June 30, 1998, the Index returns are for the period March 1, 1998 through June 30, 1998. Sources for index returns are Frank Russell Company and
Salomon Brothers Inc.

Average annual total returns are based on changes in net asset value and assume the reinvestment of all dividends. Past performance does not guarantee future results. Investment return and principal value fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

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6

PORTFOLIO OF INVESTMENTS
June 30, 1998 (unaudited)

SALOMON BROTHERS VARIABLE INVESTORS FUND
--------------------------------------------------------------------------------

  SHARES  SECURITY                                                     VALUE

-------------------------------------------------------------------------------
          COMMON STOCK -- 88.8%
          BASIC INDUSTRIES -- 8.8%
    1,800 Cytec Industries Inc. (a)...............................   $   79,650
      900 IMC Global Inc. ........................................       27,113
    1,200 Martin Marietta Materials, Inc. ........................       54,000
    1,300 OM Group, Inc. .........................................       53,625
      800 Unifi Inc. .............................................       27,400
      500 Union Camp Corp. .......................................       24,812
      300 Vulcan Materials Co. ...................................       32,006
                                                                     ----------
                                                                        298,606
                                                                     ----------
          CAPITAL GOODS -- 4.2%
      700 AlliedSignal Inc. ......................................       31,062
      400 Cooper Industries, Inc. ................................       21,975
      800 Chicago Bridge & Iron...................................       12,400
    1,200 Tyco International Ltd. ................................       75,600
                                                                     ----------
                                                                        141,037
                                                                     ----------
          CONSUMER CYCLICALS -- 10.7%
      400 Avon Products Inc. .....................................       31,000
    1,200 Champion Enterprises, Inc. (a)..........................       35,100
    1,000 Costco Companies Inc. (a)...............................       63,063
      800 Federated Department Stores, Inc. (a)...................       43,050
      600 Lear Corp. (a)..........................................       30,787
      700 Sears, Roebuck & Co. ...................................       42,744
      900 Sherwin-Williams Co. ...................................       29,813
    1,400 Tower Automotive Inc. (a)...............................       60,025
    1,100 U.S. Industries Inc. ...................................       27,225
                                                                     ----------
                                                                        362,807
                                                                     ----------
          CONSUMER NON-CYCLICALS -- 13.9%
      400 Cablevision Systems, Class A Shares (a).................       33,400
    3,600 Food Lion Inc., Class A Shares..........................       38,250
      300 Loews Corp. ............................................       26,137
    1,700 News Corp Ltd. ADR......................................       48,025
    1,800 Philip Morris Cos. Inc. ................................       70,875
    1,300 RJR Nabisco Holdings Corp. .............................       30,875
          Tele-Communications, Liberty Media Group, Class A Shares
    1,000 (a).....................................................       38,812
          Tele-Communications, TCI Ventures Group, Class A Shares
    2,900 (a).....................................................       58,181
    1,500 Tyson Foods Inc., Class A Shares........................       32,531
    1,600 Viacom Inc., Class B Shares (a).........................       93,200
                                                                     ----------
                                                                        470,286
                                                                     ----------
          ENERGY -- 7.9%
      200 Amerada Hess Corp. (a)..................................       10,863
      700 Mobil Corp. ............................................       53,637
      800 Royal Dutch Petroleum Co. ..............................       43,850
      400 Schlumberger Ltd. ......................................       27,325
    1,600 Suncor Energy Inc. .....................................       55,600
    1,300 Talisman Energy Inc. (a)................................       37,862
      600 Total SA - ADR..........................................       39,225
                                                                     ----------
                                                                        268,362
                                                                     ----------

                      See notes to financial statements.

PORTFOLIO OF INVESTMENTS
(unaudited)(continued)

SALOMON BROTHERS VARIABLE INVESTORS FUND (continued)
--------------------------------------------------------------------------------

  SHARES  SECURITY                                                     VALUE

-------------------------------------------------------------------------------
          FINANCIAL SERVICES -- 13.2%
      400 American Express Co. ....................................  $   45,600
      300 Associates First Capital Corp. ..........................      23,063
    1,500 Bank of New York.........................................      91,031
      100 BankAmerica Corp. .......................................       8,645
    1,000 BankBoston Corp. ........................................      55,625
      500 Dime Bancorp Inc. .......................................      14,969
    1,200 Federal Home Loan Mortgage Corp. ........................      56,475
    1,000 Nationwide Financial Services, Inc., Class A Shares......      51,000
      800 Provident Cos., Inc. ....................................      27,600
    1,100 SunAmerica Inc. .........................................      63,181
      400 Waddell & Reed Financial, Class A Shares.................       9,575
                                                                     ----------
                                                                        446,764
                                                                     ----------
          HEALTH CARE -- 7.8%
      900 Abbott Laboratories, Inc. ...............................      36,788
      800 American Home Products Corp. ............................      41,400
    2,300 HEALTHSOUTH Corp. (a)....................................      61,381
      500 Johnson & Johnson........................................      36,875
      500 Warner-Lambert Co. ......................................      34,687
      700 Wellpoint Health Networks, Inc. (a)......................      51,800
                                                                     ----------
                                                                        262,931
                                                                     ----------
          REAL ESTATE INVESTMENT TRUST -- 4.8%
    1,000 Arden Realty, Inc. ......................................      25,875
      700 Brandywine Realty Trust..................................      15,662
      900 Crescent Real Estate Equities Co. .......................      30,262
    1,000 Glenborough Realty Trust Inc. ...........................      26,375
      600 Mills Corp. .............................................      14,400
      700 Patriot American Hospitality, Inc. ......................      16,231
      700 Starwood Hotels & Resorts Trust..........................      33,819
                                                                     ----------
                                                                        162,624
                                                                     ----------
          TECHNOLOGY -- 9.7%
      300 ADC Telecommunications Inc. (a)..........................      10,959
      500 Applied Materials Inc. (a)...............................      14,750
      300 ASM Lithography Holding N.V. (a).........................       8,719
    1,200 Aspect Telecommunications Corp. (a)......................      32,850
    1,000 Cognizant Corp. .........................................      67,647
      400 Intel Corp. .............................................      29,650
      500 International Business Machines Corp. ...................      57,406
      500 Plantronics Inc. (a).....................................      25,750
      500 Quantum Corp. (a)........................................      10,375
    1,200 Seagate Technology Inc. (a)..............................      28,575
      700 Texas Instruments Inc....................................      40,819
                                                                     ----------
                                                                        327,500
                                                                     ----------
          TELECOMMUNICATIONS & UTILITIES -- 4.6%
    1,000 Bell Atlantic Corp.......................................      45,625
    1,100 Frontier Corp............................................      34,650
    1,000 The Williams Cos., Inc...................................      33,750
      900 Worldcom Inc. (a)........................................      43,594
                                                                     ----------
                                                                        157,619
                                                                     ----------

                      See notes to financial statements.
8

PORTFOLIO OF INVESTMENTS
(unaudited)(continued)

SALOMON BROTHERS VARIABLE INVESTORS FUND (concluded)
--------------------------------------------------------------------------------

  SHARES   SECURITY                                                     VALUE

--------------------------------------------------------------------------------
           TRANSPORTATION -- 3.2%
      500  Canadian National Railway Co. ...........................  $   26,563
    2,200  Canadian Pacific Ltd. ...................................      62,425
      400  Union Pacific Corp. .....................................      17,650
                                                                      ----------
                                                                         106,638
                                                                      ----------
           TOTAL COMMON STOCK
           (Cost -- $2,851,415).....................................   3,005,174
                                                                      ----------
           CONVERTIBLE PREFERRED STOCKS -- 1.4%
           CAPITAL GOODS -- 0.7%
      600  Sealed Air Corp. ........................................      25,200
                                                                      ----------
           TRANSPORTATION -- 0.7%
      500  Union Pacific Capital Trust, 6.250%......................      23,438
                                                                      ----------
           TOTAL CONVERTIBLE PREFERRED STOCKS
           (Cost -- $59,144)........................................      48,638
                                                                      ----------
 PRINCIPAL
  AMOUNT
 ---------
           REPURCHASE AGREEMENT -- 9.8%
 $330,000  J.P. Morgan Securities Inc., 5.480% due 7/1/98; Proceeds
            at maturity -- $330,050;
            (Fully collateralized by U.S. Treasury Notes, 8.500% due
            11/15/00;
            Market value -- $337,158) (Cost -- $330,000)............     330,000
                                                                      ----------
           TOTAL INVESTMENTS -- 100%
           (Cost -- $3,240,559*)....................................  $3,383,812
                                                                      ==========

(a) Non-income producing security.
 * Aggregate cost for Federal income tax purposes is substantially the same. ADR - American Depository Receipt.

                      See notes to financial statements.

PORTFOLIO OF INVESTMENTS
(unaudited)(continued)

SALOMON BROTHERS VARIABLE CAPITAL FUND
--------------------------------------------------------------------------------

  SHARES  SECURITY                                                    VALUE

------------------------------------------------------------------------------
          COMMON STOCK -- 81.4%
          BASIC INDUSTRIES -- 7.0%
    1,000 Cytec Industries Inc. (a)...............................  $   44,250
    1,700 Geon Co. ...............................................      38,994
      600 Martin Marietta Materials, Inc. ........................      27,000
    1,200 OM Group, Inc. .........................................      49,500
      200 Vulcan Materials Co. ...................................      21,338
                                                                    ----------
                                                                       181,082
                                                                    ----------
          CAPITAL GOODS -- 0.6%
      400 Sealed Air Corp. (a)....................................      14,700
                                                                    ----------
          CONSUMER CYCLICALS -- 9.2%
    1,000 Champion Enterprises Inc. (a)...........................      29,250
    1,100 Costco Companies, Inc. (a)..............................      69,369
      800 Dura Automotive Systems, Inc. (a).......................      25,700
      600 Federated Department Stores, Inc. (a)...................      32,287
    1,800 Gerber Childrenswear Inc. (a)...........................      27,787
      800 Star Buffet Inc. (a)....................................       6,600
    1,100 Tower Automotive Inc. (a)...............................      47,163
                                                                    ----------
                                                                       238,156
                                                                    ----------
          CONSUMER NON-CYCLICALS -- 27.5%
    1,000 Aurora Foods Inc. (a)...................................      21,125
      500 Cablevision Systems, Class A Shares (a).................      41,750
      800 Emmis Broadcasting Corp., Class A Shares (a)............      38,250
    2,100 Food Lion Inc., Class A Shares..........................      22,313
    7,600 Food Lion Inc., Class B Shares..........................      76,475
    2,100 Hormel Foods Corp. .....................................      72,581
    2,500 John B. Sanfillippo & Son Inc. (a)......................      12,187
      300 Loews Corp. ............................................      26,137
      900 Michael Foods Inc. .....................................      26,437
    1,300 News Corp Ltd. ADR......................................      36,725
    1,900 Phillip Morris Cos. Inc. ...............................      74,813
    4,000 RJR Nabisco Holdings Corp. .............................      95,000
          Tele-Communications, TCI Ventures Group, Class A Shares
    1,800 (a).....................................................      36,112
    2,000 Tyson Foods Inc., Class A Shares........................      43,375
    2,800 U.S. Satellite Broadcasting Co. (a).....................      32,725
    1,000 Viacom Inc., Class B Shares (a).........................      58,250
                                                                    ----------
                                                                       714,255
                                                                    ----------
          ENERGY -- 3.0%
      200 Amerada Hess Corp. .....................................      10,863
    1,300 Halter Marine Group, Inc. (a)...........................      19,581
    1,100 Nuevo Energy Co. (a)....................................      35,337
    1,700 Paradigm Geophysical Ltd (a)............................      11,953
                                                                    ----------
                                                                        77,734
                                                                    ----------
          FINANCIAL SERVICES -- 7.5%
      900 Bank of New York........................................      54,619
      400 BankBoston Corp. .......................................      22,250
      600 Fleet Financial Group Inc. .............................      50,100
      800 Mercantile Bankshares Corp. ............................      27,850
      900 Provident Co., Inc. ....................................      31,050
      400 Waddell & Reed Financial, Class A Shares................       9,575
                                                                    ----------
                                                                       195,444
                                                                    ----------

                      See notes to financial statements.

PORTFOLIO OF INVESTMENTS
(unaudited)(continued)

SALOMON BROTHERS VARIABLE CAPITAL FUND (continued)
--------------------------------------------------------------------------------

  SHARES  SECURITY                                                     VALUE

-------------------------------------------------------------------------------
          HEALTH CARE -- 3.4%
      900 Centocor Inc. (a).......................................   $   32,625
    1,700 Cobichem Inc. (a).......................................       11,794
      600 Wellpoint Health Networks, Inc. (a).....................       44,400
                                                                     ----------
                                                                         88,819
                                                                     ----------
          REAL ESTATE INVESTMENT TRUST -- 0.3%
      300 Glenborough Realty Trust Inc. ..........................        7,913
                                                                     ----------
          TECHNOLOGY -- 14.9%
      600 ADC Telecommunications Inc. (a).........................       21,919
    1,000 Applied Materials Inc. (a)..............................       29,500
      500 Applied Micro Circuits Corp. (a)........................       12,937
    1,500 Aspect Telecommunications Corp. (a).....................       41,062
    1,400 Cabletron Systems (a)...................................       18,812
    2,200 Integrated Process Equipment Corp. (a)..................       24,750
      300 International Business Machines Corp. ..................       34,444
      500 LSI Logic Corp. (a).....................................       11,531
    1,900 Plantronics Inc. (a)....................................       97,850
    2,700 Seagate Technology Inc. (a).............................       64,294
      500 Texas Instruments Inc. .................................       29,156
                                                                     ----------
                                                                        386,255
                                                                     ----------
          TELECOMMUNICATIONS & UTILITIES -- 7.1%
    1,100 Frontier Corp. .........................................       34,650
      600 NTL Incorporated (a)....................................       32,100
          Rogers Cantel Mobile Communications Inc., Class B Shares
    3,500 (a).....................................................       43,750
    1,500 The Williams Cos., Inc. ................................       50,625
      500 Worldcom Inc. (a).......................................       24,219
                                                                     ----------
                                                                        185,344
                                                                     ----------
          TRANSPORTATION -- 0.9%
      500 Union Pacific Corp. ....................................       22,063
                                                                     ----------
          TOTAL COMMON STOCK
          (Cost -- $2,023,604)....................................    2,111,765
                                                                     ----------
          CONVERTIBLE PREFERRED STOCK -- 3.6%
          CONSUMER CYCLICALS -- 3.6%
    1,800 Hollinger International, 9.750%.........................       28,238
    1,500 BTI Capital Trust, 6.500%...............................       64,500
                                                                     ----------
          TOTAL CONVERTIBLE PREFERRED STOCK
          (Cost -- $101,008)......................................       92,738
                                                                     ----------
          PREFERRED STOCK -- 0.4%
          CONSUMER CYCLICALS -- 0.4%
    1,800 Hollinger Inc.  (Cost -- $10,456).......................       11,750
                                                                     ----------

                      See notes to financial statements.

PORTFOLIO OF INVESTMENTS
(unaudited)(continued)

SALOMON BROTHERS VARIABLE CAPITAL FUND (concluded)
--------------------------------------------------------------------------------

 PRINCIPAL
  AMOUNT   SECURITY                                                      VALUE

---------------------------------------------------------------------------------
           CONVERTIBLE CORPORATE BONDS -- 5.4%
           CONSUMER CYCLICALS -- 5.4%
 $100,000  Fine Host Corp., 5.000% due 11/1/04......................   $   80,000
   50,000  Hollinger Inc., zero coupon due 10/5/13..................       20,750
  175,000  Sunbeam Corp., zero coupon due 3/25/18...................       40,250
                                                                       ----------
           TOTAL CONVERTIBLE CORPORATE BONDS
           (Cost -- $131,248).......................................      141,000
                                                                       ----------
 CONTRACTS

 --------
           PURCHASED OPTIONS -- 0.1%
           NASDAQ 100 Index Put (expiring July 1998, excercise price
      100  $110) (a)................................................          650
           S&P 500 Index Put (expiring July 1998, excercise price
      200  $122) (a)................................................          625
                                                                       ----------
           TOTAL PURCHASED OPTIONS
           (Cost -- $3,584).........................................        1,275
                                                                       ----------
 PRINCIPAL
  AMOUNT
 ---------

           REPURCHASE AGREEMENT -- 9.1%
 $235,000  J.P. Morgan Securities Inc., 5.480% due 7/1/98; Proceeds
            at maturity -- $235,036;
            (Fully collateralized by U.S. Treasury Notes, 5.875% due
            11/15/99;
            Market value -- $240,380) (Cost -- $235,000)............      235,000
                                                                       ----------
           TOTAL INVESTMENTS -- 100%
           (Cost -- $2,504,900*)....................................   $2,593,528
                                                                       ==========

(a) Non-income producing security.
 * Aggregate cost for Federal income tax purposes is substantially the same. ADR - American Depository Receipt.

                      See notes to financial statements.

PORTFOLIO OF INVESTMENTS
(unaudited)(continued)

SALOMON BROTHERS VARIABLE TOTAL RETURN FUND
--------------------------------------------------------------------------------

  SHARES  SECURITY                                                      VALUE

--------------------------------------------------------------------------------
          COMMON STOCK -- 44.8%
          BASIC INDUSTRIES -- 3.7%
    1,200 Geon Co. .................................................  $   27,525
      300 Vulcan Materials Co. .....................................      32,006
      400 Weyerhaeuser Co. .........................................      18,475
                                                                      ----------
                                                                          78,006
                                                                      ----------
          CAPITAL GOODS -- 2.4%
      500 Cooper Industries Inc. ...................................      27,469
      600 Stone & Webster Inc. .....................................      23,775
                                                                      ----------
                                                                          51,244
                                                                      ----------
          CONSUMER CYCLICALS -- 4.8%
      500 Avon Products Inc. .......................................      38,750
      600 Chrysler Corp. ...........................................      33,825
      500 Sears, Roebuck & Co. .....................................      30,531
                                                                      ----------
                                                                         103,106
                                                                      ----------
          CONSUMER NON-CYCLICALS -- 3.3%
    1,000 Hormel Foods Corp. .......................................      34,563
      300 Ralston-Purina Group......................................      35,044
                                                                      ----------
                                                                          69,607
                                                                      ----------
          ENERGY -- 6.2%
      400 Amerada Hess Corp. .......................................      21,725
      600 Amoco Corp. ..............................................      24,975
      500 Exxon Corp. ..............................................      35,656
      300 Schlumberger Ltd. ........................................      20,494
      800 Suncor Energy, Inc. ......................................      27,800
                                                                      ----------
                                                                         130,650
                                                                      ----------
          FINANCIAL SERVICES -- 5.7%
      300 Allstate Corp. ...........................................      27,469
      600 CIGNA Corp. ..............................................      41,400
      300 Fleet Financial Group Inc. ...............................      25,050
      450 Marsh & McLennan Cos., Inc. ..............................      27,197
                                                                      ----------
                                                                         121,116
                                                                      ----------
          HEALTH CARE -- 4.3%
      900 American Home Products Corp. .............................      46,575
      900 Bausch & Lomb Inc. .......................................      45,113
                                                                      ----------
                                                                          91,688
                                                                      ----------
          REAL ESTATE INVESTMENT TRUST -- 5.5%
      900 Arden Realty, Inc. .......................................      23,288
      900 Crescent Real Estate Equities Co. ........................      30,263
      900 Excel Realty Trust Inc. ..................................      25,931
      800 Glenborough Realty Trust Inc. ............................      21,100
      500 JDN Realty Corp. .........................................      15,938
                                                                      ----------
                                                                         116,520
                                                                      ----------

                      See notes to financial statements.

PORTFOLIO OF INVESTMENTS
(unaudited)(continued)

SALOMON BROTHERS VARIABLE TOTAL RETURN FUND (continued)
--------------------------------------------------------------------------------

  SHARES   SECURITY                                                   VALUE

------------------------------------------------------------------------------
           TELECOMMUNICATION & UTILITIES -- 6.1%
      900  BCE Inc. ..............................................  $   38,419
      800  Bell Atlantic Corp. ...................................      36,500
      800  Edison International...................................      23,650
      800  SBC Communications Inc. ...............................      32,000
                                                                    ----------
                                                                       130,569
                                                                    ----------
           TRANSPORTATION -- 2.8%
      700  Canadian National Railway Co. .........................      37,188
      500  Union Pacific Corp. ...................................      22,062
                                                                    ----------
                                                                        59,250
                                                                    ----------
           TOTAL COMMON STOCK
           (Cost -- $941,681).....................................     951,756
                                                                    ----------
           CONVERTIBLE PREFERRED STOCK -- 1.4%
           CONSUMER CYCLICAL -- 0.3%
      400  BTI Capital Trust, 6.500%..............................       6,125
                                                                    ----------
           TRANSPORTATION -- 1.1%
      500  Union Pacific Capital Trust, 6.250%....................      23,437
                                                                    ----------
           TOTAL CONVERTIBLE PREFERRED STOCK
           (Cost -- $44,650)......................................      29,562
                                                                    ----------
 PRINCIPAL
  AMOUNT
 ---------
           CORPORATE BONDS -- 6.5%
           BASIC INDUSTRIES -- 0.7%
 $ 15,000  Raytheon Co., 5.950% due 3/15/01.......................      15,000
                                                                    ----------
           CONSUMER CYCLICALS -- 0.8%
   15,000  Sears Roebuck Acceptance Corp., 7.000% due 6/15/07.....      15,675
                                                                    ----------
           ENERGY -- 0.7%
   15,000  Norsk Hydro ASA, 6.700% due 1/15/18....................      15,056
                                                                    ----------
           FINANCIAL SERVICES -- 2.1%
           Banc One Auto Grantor Trust, Series 1997-B, Class A,
   24,782  6.290% due 7/20/04.....................................      24,927
   20,000  Contimortgage Home Equity Loan Trust,
           Series 1998 - 2, Class A3, 6.130% due 3/15/13..........      20,037
                                                                    ----------
                                                                        44,964
                                                                    ----------
           MEDIA -- 1.5%
   15,000  A.H. Belo Corp., 7.250% due 9/15/27....................      15,900
   15,000  GTE Corp., 6.940% due 4/15/28..........................      15,412
                                                                    ----------
                                                                        31,312
                                                                    ----------
           MANUFACTURING -- 0.7%
   15,000  Dana Corp., 6.500% due 3/15/20.........................      15,131
                                                                    ----------
           TOTAL CORPORATE BONDS
           (Cost -- $135,969).....................................     137,138
                                                                    ----------

                      See notes to financial statements.

PORTFOLIO OF INVESTMENTS
(unaudited)(continued)

SALOMON BROTHERS VARIABLE TOTAL RETURN FUND (concluded)
--------------------------------------------------------------------------------

 PRINCIPAL
  AMOUNT   SECURITY                                                     VALUE

--------------------------------------------------------------------------------
           U.S. TREASURY NOTES AND BONDS -- 37.8%
 $100,000  U.S. Treasury Bond, 5.625% due 5/15/08...................  $  101,390
   95,000  U.S. Treasury Bond, 6.125% due 11/15/27..................     101,852
  395,000  U.S. Treasury Notes, 5.375% due 1/31/00..................     394,174
  100,000  U.S. Treasury Notes, 6.125% due 12/31/01.................     101,806
  100,000  U.S. Treasury Notes, 6.125% due 8/15/07..................     104,064
                                                                      ----------
           TOTAL U.S. TREASURY NOTES AND BONDS
           (Cost -- $799,503).......................................     803,286
                                                                      ----------
           REPURCHASE AGREEMENT -- 9.5%
  202,000  J.P. Morgan Securities Inc., 5.480% due 7/1/98; Proceeds
            at maturity -- $202,031;
            (Fully collateralized by U.S. Treasury Notes, 5.875% due
            2/28/99;
            Market value -- $206,040) (Cost -- $202,000)............     202,000
                                                                      ----------
           TOTAL INVESTMENTS -- 100%
           (Cost -- $2,123,803*)....................................  $2,123,742
                                                                      ==========

* Aggregate cost for Federal income tax purposes is substantially the same.

                      See notes to financial statements.

PORTFOLIO OF INVESTMENTS
(unaudited)(continued)

SALOMON BROTHERS VARIABLE HIGH YIELD BOND FUND
--------------------------------------------------------------------------------

 PRINCIPAL
  AMOUNT   SECURITY                                                    VALUE

-------------------------------------------------------------------------------
           CORPORATE BONDS -- 82.3%
           BASIC INDUSTRIES -- 11.8%
 $125,000  Glencore Nickel Property, 9.000% due 12/1/14...........   $  121,563
  125,000  Indesco International Inc., 9.750% due 4/15/08.........      123,437
  125,000  Millar Western Forest, 9.875% due 5/15/08..............      122,812
  125,000  P&L Coal Holdings Corp., 9.625% due 5/15/08............      128,750
  125,000  Texas Petrochemical Corp., 11.125% due 7/1/06..........      137,344
                                                                     ----------
                                                                        633,906
                                                                     ----------
           CONSUMER CYCLICALS -- 4.8%
  125,000  Cole National Group Inc., 8.625% due 8/15/07...........      126,250
  125,000  Synthetic Industries Inc., 9.250% due 2/15/07..........      129,375
                                                                     ----------
                                                                        255,625
                                                                     ----------
           CONSUMER NON-CYCLICALS -- 18.9%
  125,000  American Safety Razor Co., 9.875% due 8/1/05...........      134,844
  125,000  Aurora Foods Inc., 8.750% due 7/1/08...................      126,719
           Fisher Scientific International Inc., 9.000% due
  125,000  2/1/08.................................................      124,375
  125,000  Horseshoe Gaming LLC, 9.375% due 6/15/07...............      132,188
  125,000  Moll Industries, 10.500% due 7/1/08....................      127,187
  150,000  Revlon Worldwide, Series B, zero coupon due 3/15/01....      116,438
  125,000  Vencor Inc., 9.875% due 5/1/05.........................      123,125
  125,000  Windy Hill Pet Food Co., 9.750% due 5/15/07............      132,500
                                                                     ----------
                                                                      1,017,376
                                                                     ----------
           ENERGY -- 6.8%
  125,000  Dailey International Inc., 9.500% due 2/15/08..........      123,125
  125,000  Transamerican Energy Corp., 11.500% due 6/15/02........      118,750
  125,000  Trico Marine Services, 8.500% due 8/1/05...............      122,500
                                                                     ----------
                                                                        364,375
                                                                     ----------
           HOUSING RELATED -- 4.7%
  125,000  CB Richard Ellis Service, 8.875% due 6/1/06............      123,750
  125,000  Nortek, 9.125% due 9/1/07..............................      127,813
                                                                     ----------
                                                                        251,563
                                                                     ----------
           MANUFACTURING -- 11.9%
  125,000  BE Aerospace, 8.000% due 3/1/08........................      125,000
  125,000  High Voltage Engineering, 10.500% due 8/15/04..........      129,688
  125,000  Jordan Industries Inc., 10.375% due 8/1/07.............      127,500
  125,000  Motors & Gears Inc., 10.750% due 11/15/06..............      134,688
  125,000  Polymer Group., 8.750% due 3/1/08......................      125,313
                                                                     ----------
                                                                        642,189
                                                                     ----------
           MEDIA & TELECOMMUNICATIONS -- 14.1%
  125,000  Adelphia Communications, 9.875% due 3/1/07.............      135,313
  250,000  Century Communications, zero coupon due 1/15/08........      113,437
  125,000  Hollinger International Publishing, 9.250% due 2/1/06..      130,625
  125,000  Intermedia Communications, 8.600% due 6/1/08...........      126,562
           Nextel Communications, zero coupon until 2/15/03,
  200,000  9.950% thereafter, due 2/15/08.........................      128,000
           United International Holdings Inc., zero coupon until
  200,000  2/15/03, 10.750% thereafter, due 2/15/08...............      123,500
                                                                     ----------
                                                                        757,437
                                                                     ----------

                      See notes to financial statements.

PORTFOLIO OF INVESTMENTS
(unaudited)(continued)

SALOMON BROTHERS VARIABLE HIGH YIELD BOND FUND (concluded)
--------------------------------------------------------------------------------

 PRINCIPAL
  AMOUNT   SECURITY                                                     VALUE

--------------------------------------------------------------------------------
           SERVICES & OTHER -- 4.7%
 $125,000  Iron Mountain Inc., 8.750% due 9/30/09...................  $  127,812
  125,000  Les Inc., 9.250% due 6/1/08..............................     127,500
                                                                      ----------
                                                                         255,312
                                                                      ----------
           TECHNOLOGY -- 2.3%
  125,000  Unisys Corp., 7.875% due 4/1/08..........................     125,468
                                                                      ----------
           TRANSPORTATION -- 2.3%
  125,000  Enterprises Shipholding Inc., 8.875% due 5/1/08..........     122,968
                                                                      ----------
           TOTAL CORPORATE BONDS
           (Cost -- $4,434,880).....................................   4,426,219
                                                                      ----------
           REPURCHASE AGREEMENTS -- 17.7%
  477,000  J.P. Morgan Securities Inc., 5.480% due 7/1/98; Proceeds
            at maturity -- $477,073;
            (Fully collateralized by U.S. Treasury Notes, 5.875% due
            11/15/99;
            Market value -- $486,200)...............................     477,000
  476,000  Merrill Lynch, Pierce, Fenner & Smith Inc., 5.650% due
            7/1/98;
            Proceeds at maturity -- $476,075; (Fully collateralized
            by
            U.S. Treasury Notes, 8.750% due 8/15/00; Market value --
             $487,831)..............................................     476,000
                                                                      ----------
           TOTAL REPURCHASE AGREEMENTS
           (Cost -- $953,000).......................................     953,000
                                                                      ----------
           TOTAL INVESTMENTS -- 100%
           (Cost -- $5,387,880*)....................................  $5,379,219
                                                                      ==========

* Aggregate cost for Federal income tax purposes is substantially the same.

                      See notes to financial statements.

PORTFOLIO OF INVESTMENTS
(unaudited)(continued)

SALOMON BROTHERS VARIABLE STRATEGIC BOND FUND
--------------------------------------------------------------------------------

 PRINCIPAL
   AMOUNT   SECURITY                                                   VALUE

-------------------------------------------------------------------------------
            U.S. GOVERNMENT AGENCIES & OBLIGATIONS -- 25.7%
            Federal National Mortgage Association, 6.500%, 30 year
 $1,500,000 (a)(b)................................................   $1,486,798
            Federal National Mortgage Association, 7.500%, 30 year
    100,000 (a)(b)................................................      102,609
     20,000 U.S. Treasury Notes, 3.375% due 1/15/07...............       19,871
    250,000 U.S. Treasury Notes, 5.500% due 2/15/08...............      249,795
     10,000 U.S. Treasury Notes, 6.125% due 11/15/27..............       10,721
                                                                     ----------
            TOTAL U.S. GOVERNMENT AGENCIES & OBLIGATIONS
            (Cost -- $1,863,711)..................................    1,869,794
                                                                     ----------
            COLLATERALIZED MORTGAGE OBLIGATIONS -- 1.3%
            First Union Residential Securitization, Series 1998-A,
     24,949 Class B2, 7.000% due 8/25/28..........................       24,543
            PNC Mortgage Securities, Series 1998-4, Class 3B3,
     24,981 6.750% due 5/25/28....................................       24,263
            PNC Mortgage Securities, Series 1998-4, Class CB3,
     24,986 6.838% due 5/25/28....................................       24,393
            PNC Mortgage Securities, Series 1998-5, Class CB3,
     25,000 6.734% due 7/25/28....................................       24,219
                                                                     ----------
            TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
            (Cost -- $97,426).....................................       97,418
                                                                     ----------
            COMMERCIAL MORTGAGE-BACKED SECURITIES -- 0.4%
            DLJ Commercial Mortgage Corp., Series 1998-CG1, 0.709%
    600,000 due 5/10/23 (Cost -- $29,768).........................       29,820
                                                                     ----------
            CORPORATE BONDS -- 27.5%
            BASIC INDUSTRIES -- 3.7%
    125,000 AEI Holdings Company Inc., 10.000% due 11/15/07 (c)...      123,750
    125,000 PCI Chemicals Inc., 9.250% due 10/15/07 (c)...........      121,875
     25,000 Praxair Inc., 6.150% due 4/15/03 (c)..................       25,000
                                                                     ----------
                                                                        270,625
                                                                     ----------
            CONSUMER CYCLICALS -- 0.4%
     25,000 Staples Inc., 7.125% due 8/15/07 (c)..................       25,969
                                                                     ----------
            DATA TECHNOLOGY & INFORMATION SERVICES -- 1.7%
    125,000 Unisys Corp., 7.875% due 4/1/08 (c)...................      125,469
                                                                     ----------
            ENERGY -- 4.6%
    125,000 Clark R & M Inc., 8.875% due 11/15/07 (c).............      125,937
     50,000 Norsk Hydro ASA, 6.700% due 11/15/18 (c)..............       50,188
     25,000 Occidental Petroleum Corp., 9.250% due 8/1/19 (c).....       31,594
    125,000 Parker Drilling Co., 9.750% due 11/15/06 (c)..........      128,125
                                                                     ----------
                                                                        335,844
                                                                     ----------
            FINANCIAL SERVICES -- 1.1%
     25,000 Bank One Corp., 7.600% due 5/1/07 (c).................       27,375
     25,000 First Data Corp., 6.375% due 12/15/07 (c).............       25,281
            Merrill Lynch, Pierce, Fenner & Smith Inc., 6.000% due
     25,000 2/12/03 (c)...........................................       24,969
                                                                     ----------
                                                                         77,625
                                                                     ----------
            HOUSING RELATED -- 1.7%
    125,000 Forest City Enterprises, 8.500% due 3/15/08 (c).......      125,469
                                                                     ----------

                      See notes to financial statements.

PORTFOLIO OF INVESTMENTS
(unaudited)(continued)

SALOMON BROTHERS VARIABLE STRATEGIC BOND FUND (continued)
--------------------------------------------------------------------------------

 PRINCIPAL
   AMOUNT       SECURITY                                               VALUE

-------------------------------------------------------------------------------
                MANUFACTURING -- 5.6%
                Axiohm Transaction Solution Inc., 9.750% due
 $  125,000     10/1/07 (c).......................................   $  126,250
     25,000     Dana Corp., 6.500% due 3/15/08 (c)................       25,219
                High Voltage Engineering, 10.500% due 8/15/04
    125,000     (c)...............................................      129,688
                Navistar International Corp., 8.000% due 2/1/08
    125,000     (c)...............................................      125,937
                                                                     ----------
                                                                        407,094
                                                                     ----------
                MEDIA -- 3.5%
                Granite Broadcasting Corp., 8.875% due 5/15/08
    125,000     (c)...............................................      126,250
                Hollinger International Publishing Inc., 9.250%
    125,000     due 3/15/07 (c)...................................      131,250
                                                                     ----------
                                                                        257,500
                                                                     ----------
                SERVICES & OTHER -- 3.4%
    125,000     La Petite Academy, Inc., 10.000% due 5/15/08 (c)..      126,562
    125,000     Sitel Corp., 9.250% due 3/15/06 (c)...............      121,250
                                                                     ----------
                                                                        247,812
                                                                     ----------
                TELECOMMUNICATION & UTILITIES -- 0.4%
     25,000     GTE Corp., 6.940% due 4/15/28 (c).................       25,687
                                                                     ----------
                TRANSPORTATION -- 1.4%
    100,000     Atlantic Express, 10.750% due 2/1/04 (c)..........      106,750
                                                                     ----------
                TOTAL CORPORATE BONDS
                (Cost -- $2,015,003)..............................    2,005,844
                                                                     ----------
                SOVEREIGN BONDS (D) -- 6.3%
                AUSTRALIA -- 0.1%
                New South Wales Treasury Corp., 7.375% due
     10,000     2/21/07...........................................        6,757
                                                                     ----------
                CANADA -- 0.2%
     20,000     Government of Canada, 6.500% due 9/1/98...........       13,628
                                                                     ----------
                DENMARK -- 1.3%
    670,000     Kingdom of Denmark, 6.000% due 2/15/99............       98,478
                                                                     ----------
                GERMANY -- 1.4%
     20,000     Deutschland Republic, 6.000% due 1/5/06...........       11,978
    140,000     Treuhandanstalt, 7.375% due 12/2/02...............       86,707
                                                                     ----------
                                                                         98,685
                                                                     ----------
                GREECE -- 0.2%
  5,200,000     Hellenic Republic, 11.000% due 2/25/00............       17,168
                                                                     ----------
                ITALY -- 0.7%
                Buoni Ordinari Del Tesoro, zero coupon due
 90,000,000     7/15/98...........................................       50,505
                                                                     ----------
                LUXEMBOURG -- 0.3%
  3,000,000 Yen European Investment Bank, 4.250% due 7/16/98......       21,670
                                                                     ----------
                NETHERLANDS -- 0.7%
     90,000     Government of Netherlands, 9.000% due 1/15/01.....       49,243
                                                                     ----------
                NEW ZEALAND -- 0.1%
     20,000     Government of New Zealand, 6.500% due 2/15/00.....       10,280
                                                                     ----------

                      See notes to financial statements.

PORTFOLIO OF INVESTMENTS
(unaudited)(concluded)

SALOMON BROTHERS VARIABLE STRATEGIC BOND FUND (concluded)
--------------------------------------------------------------------------------

 PRINCIPAL
   AMOUNT   SECURITY                                                     VALUE

---------------------------------------------------------------------------------
            SWEDEN -- 0.4%
    200,000 Kingdom of Sweden, 11.000% due 1/21/99..................   $   25,972
                                                                       ----------
            UNITED KINGDOM -- 0.9%
     60,000 British Telecommunications PLC, 7.000% due 5/23/07......       63,750
                                                                       ----------
            TOTAL SOVEREIGN BONDS
            (Cost -- $464,089)......................................      456,136
                                                                       ----------
            REPURCHASE AGREEMENTS -- 38.8%
 $1,416,000 J.P. Morgan Securities Inc., 5.480% due 7/1/98; Proceeds
             at maturity -- $1,416,216;
             (Fully collateralized by U.S. Treasury Notes, 5.875%
             due 11/15/99;
             Market value -- $1,445,310)............................    1,416,000
  1,416,000 Merrill Lynch, Pierce, Fenner & Smith Inc., 5.650% due
             7/1/98; Proceeds at maturity -- $1,416,222;
             (Fully collateralized by U.S. Treasury Notes, 8.750%
             due 8/15/00;
             Market value -- $1,447,050)............................    1,416,000
                                                                       ----------
            TOTAL REPURCHASE AGREEMENTS
            (Cost -- $2,832,000)....................................    2,832,000
                                                                       ----------
            TOTAL INVESTMENTS -- 100%
            (Cost -- $7,301,997*)...................................   $7,291,012
                                                                       ==========

(a) Mortgage dollar roll (See Note 10).
(b) Security is issued on a to-be-announced ("TBA") basis (See Note 9).
(c) All or part of the security is segregated as collateral for mortgage dollar rolls.
(d) Principal denominated in local currency unless otherwise indicated.
* Aggregate cost for Federal income tax purposes is substantially the same.
Yen - Japanese Yen.

                      See notes to financial statements.
20

STATEMENTS OF ASSETS AND LIABILITIES
June 30, 1998 (unaudited)

                                  INVESTORS   CAPITAL   TOTAL RETURN HIGH YIELD  STRATEGIC
                                     FUND       FUND        FUND     BOND FUND   BOND FUND
--------------------------------------------------------------------------------------------
ASSETS:
Investments, at cost............  $2,910,559 $2,269,900  $1,921,803  $4,434,880  $4,469,997
Repurchase agreements, at cost..     330,000    235,000     202,000     953,000   2,832,000
                                  ---------- ----------  ----------  ----------  ----------
Investments, at value...........  $3,053,812 $2,358,528  $1,921,742  $4,426,219  $4,459,012
Repurchase agreements, at
 value..........................     330,000    235,000     202,000     953,000   2,832,000
Cash (including foreign
 currency)......................          67        967         290         438      61,232
Deferred organization expense...      28,957     28,957      28,957         --       28,957
Receivable from investment
 manager........................      13,783     14,315      14,294       3,743       4,955
Dividends and interest
 receivable.....................       3,549      3,866      19,980      88,252      66,749
Receivable for open forward
 foreign currency contracts.....         --         --          --          --        5,379
Receivable for securities sold..      43,785        963         --          --          --
                                  ---------- ----------  ----------  ----------  ----------
TOTAL ASSETS....................   3,473,953  2,642,596   2,187,263   5,471,652   7,458,284
                                  ---------- ----------  ----------  ----------  ----------
LIABILITIES:
Payable for securities
 purchased......................      10,662     85,233         --      125,000   1,618,440
Payable for open forward foreign
 currency contracts.............         --         --          --          --        4,332
Accrued expenses................      17,561     16,753      15,147      11,546      19,657
                                  ---------- ----------  ----------  ----------  ----------
TOTAL LIABILITIES...............      28,223    101,986      15,147     136,546   1,642,429
                                  ---------- ----------  ----------  ----------  ----------
TOTAL NET ASSETS................  $3,445,730 $2,540,610  $2,172,116  $5,335,106  $5,815,855
                                  ========== ==========  ==========  ==========  ==========
NET ASSETS:
Par value of shares of capital
 stock..........................  $      321 $      232  $      212  $      529  $      571
Capital paid in excess of par
 value..........................   3,274,750  2,337,986   2,151,411   5,294,185   5,720,810
Undistributed net investment
 income.........................       8,011      7,568      21,324      49,531     107,782
Accumulated net realized gain
 (loss) from investments,
 options and foreign currencies..     19,395    106,196        (770)       (478)     58,206
Net unrealized appreciation
 (depreciation) of investments
 and foreign currencies.........     143,253     88,628         (61)     (8,661)    (71,514)
                                  ---------- ----------  ----------  ----------  ----------
TOTAL NET ASSETS................  $3,445,730 $2,540,610  $2,172,116  $5,335,106  $5,815,855
                                  ========== ==========  ==========  ==========  ==========
SHARES OUTSTANDING..............     321,101    231,673     211,762     529,294     570,873
                                  ---------- ----------  ----------  ----------  ----------
NET ASSET VALUE, PER SHARE......  $    10.73 $    10.97  $    10.26  $    10.08  $    10.19
                                  ---------- ----------  ----------  ----------  ----------

                      See notes to financial statements.

STATEMENTS OF OPERATIONS
For the Period Ended June 30, 1998 (unaudited)

                          INVESTORS  CAPITAL   TOTAL RETURN  HIGH YIELD  STRATEGIC BOND
                           FUND(A)   FUND(A)     FUND(A)    BOND FUND(B)    FUND(A)
---------------------------------------------------------------------------------------
INVESTMENT INCOME:
Interest................  $  4,931   $  6,527    $ 15,504     $ 57,938      $126,656
Dividends...............    11,502      8,976      10,882           --            --
                          --------   --------    --------     --------      --------
TOTAL INVESTMENT
 INCOME.................    16,433     15,503      26,386       57,938       126,656
EXPENSES:
Audit and legal.........    10,535     10,535      10,535        6,225        10,535
Management fees (Note
 2).....................     5,896      6,745       4,049        6,305        14,156
Custody fees............     2,835      3,200         954          623         1,071
Shareholder
 communications.........     2,402      2,107       1,601        2,863         5,057
Amortization of deferred
 organization expenses..     2,293      2,293       2,293           --         2,293
Trustees' fees..........     1,903      1,903       1,903          896         1,902
Shareholder and system
 servicing fees.........       764        763         764          376           763
Administration fees
 (Note 2)...............       421        397         253          420           944
Other...................     1,052      1,052       1,053          747         1,264
                          --------   --------    --------     --------      --------
TOTAL EXPENSES..........    28,101     28,995      23,405       18,455        37,985
Less: Management fee
 waiver and expense
 reimbursement
 (Note 2)...............   (19,679)   (21,060)    (18,343)     (10,048)      (19,111)
                          --------   --------    --------     --------      --------
NET EXPENSES............     8,422      7,935       5,062        8,407        18,874
                          --------   --------    --------     --------      --------
NET INVESTMENT INCOME...     8,011      7,568      21,324       49,531       107,782
                          --------   --------    --------     --------      --------
REALIZED AND UNREALIZED
 GAIN (LOSS) ON
 INVESTMENTS, OPTIONS
 AND FOREIGN CURRENCIES
 (NOTES 3, 6 AND 7):
Realized Gain (Loss)
 from:
Security transactions
 (excluding short-term
 securities)............    19,395    116,526        (770)        (478)        4,499
Options purchased.......        --    (10,418)         --           --            --
Options written.........        --         88          --           --            --
Foreign currency
 transactions...........        --         --          --           --        53,707
                          --------   --------    --------     --------      --------
NET REALIZED GAIN
 (LOSS).................    19,395    106,196        (770)        (478)       58,206
                          --------   --------    --------     --------      --------
CHANGE IN NET UNREALIZED
 APPRECIATION
 (DEPRECIATION).........   143,253     88,628         (61)      (8,661)      (71,514)
                          --------   --------    --------     --------      --------
NET GAIN (LOSS) ON
 INVESTMENTS, OPTIONS
 AND FOREIGN
 CURRENCIES.............   162,648    194,824        (831)      (9,139)      (13,308)
                          --------   --------    --------     --------      --------
INCREASE IN NET ASSETS
 FROM OPERATIONS........  $170,659   $202,392    $ 20,493     $ 40,392      $ 94,474
                          ========   ========    ========     ========      ========

(a) For the period from February 17, 1998 (commencement of operations) to June 30, 1998.
(b) For the period from May 1, 1998 (commencement of operations) to June 30,
    1998.

                      See notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

For the Period Ended June 30, 1998 (unaudited)

                          INVESTORS    CAPITAL    TOTAL RETURN  HIGH YIELD  STRATEGIC BOND
                           FUND(A)     FUND(A)      FUND(A)    BOND FUND(B)    FUND(A)
------------------------------------------------------------------------------------------
OPERATIONS:
Net investment income...  $    8,011  $    7,568   $   21,324   $   49,531    $  107,782
Net realized gain
 (loss).................      19,395     106,196         (770)        (478)       58,206
INCREASE (DECREASE) IN
 NET UNREALIZED
 APPRECIATION...........     143,253      88,628          (61)      (8,661)      (71,514)
                          ----------  ----------   ----------   ----------    ----------
Increase in net assets
 from operations........     170,659     202,392       20,493       40,392        94,474
                          ----------  ----------   ----------   ----------    ----------
FUND SHARE TRANSACTIONS
 (NOTE 13):
Net proceeds from sale
 of shares..............   3,324,596   2,338,468    2,087,764    5,294,746     5,721,697
Cost of shares
 reacquired.............     (49,535)       (260)     (36,111)         (32)         (326)
                          ----------  ----------   ----------   ----------    ----------
INCREASE IN NET ASSETS
 FROM FUND SHARE
 TRANSACTIONS...........   3,275,061   2,338,208    2,051,653    5,294,714     5,721,371
                          ----------  ----------   ----------   ----------    ----------
INCREASE IN NET ASSETS..   3,445,720   2,540,600    2,072,146    5,335,106     5,815,845
NET ASSETS:
 Beginning of period....          10          10       99,970            0            10
                          ----------  ----------   ----------   ----------    ----------
 End of period*.........  $3,445,730  $2,540,610   $2,172,116   $5,335,106    $5,815,855
                          ==========  ==========   ==========   ==========    ==========
* Includes undistributed
 net investment income
 of: ...................  $    8,011  $    7,568   $   21,324   $   49,531    $  107,782
                          ==========  ==========   ==========   ==========    ==========

(a) For the period from February 17, 1998 (commencement of operations) to June 30, 1998.
(b) For the period from May 1, 1998 (commencement of operations) to June 30,
    1998.

                      See notes to financial statements.

STATEMENT OF CASH FLOWS
For the Period Ended June 30, 1998 (unaudited)

                                                                STRATEGIC BOND
                                                                   FUND(A)
------------------------------------------------------------------------------
INCREASE IN CASH:
CASH FLOWS USED BY OPERATING ACTIVITIES:
Purchases of long-term portfolio investments...................  $(9,858,925)
Proceeds from disposition of long-term portfolio investments
 and principal paydowns........................................    7,010,976
Net sale of short-term portfolio investments...................   (2,832,000)
                                                                 -----------
                                                                  (5,679,949)
Net investment income..........................................      107,782
Amortization of net premium/discount on investments............          891
Amortization of organization expenses..........................        2,293
Net change in receivables/payables related to operations.......      (91,166)
                                                                 -----------
NET CASH FLOWS USED BY OPERATING ACTIVITIES....................   (5,660,149)
                                                                 -----------
CASH FLOWS PROVIDED BY FINANCING ACTIVITIES:
Net proceeds from sale of shares...............................    5,721,697
Cost of shares reacquired......................................         (326)
                                                                 -----------
NET CASH FLOWS PROVIDED BY FINANCING ACTIVITIES................    5,721,371
                                                                 -----------
NET INCREASE IN CASH...........................................       61,222
Cash at beginning of period....................................           10
                                                                 -----------
CASH AT END OF PERIOD..........................................  $    61,232
                                                                 ===========

(a) For the period from February 17, 1998 (commencement of operations) through June 30, 1998.

                      See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS
(unaudited)

1. SIGNIFICANT ACCOUNTING POLICIES

Salomon Brothers Variable Series Funds Inc ("Fund"), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended ("1940 Act"), as an open-end management investment company. The Fund is offered exclusively for use with certain variable annuity and variable life insurance contracts of-fered through the separate accounts of various life insurance companies and qualified pension and retirement plans. Not all portfolios are offered through each variable insurance contract. The Fund consists of seven separate invest-ment portfolios (each a "Portfolio" and collectively, "Portfolios"): Salomon Brothers Variable Investors Fund ("Investors Fund"), Salomon Brothers Variable Capital Fund ("Capital Fund"), Salomon Brothers Variable Total Return Fund ("Total Return Fund"), Salomon Brothers Variable High Yield Bond Fund ("High Yield Bond Fund"), Salomon Brothers Variable Strategic Bond Fund ("Strategic Bond Fund"), Salomon Brothers Variable U.S. Government Income Fund ("U.S. Gov-ernment Fund"), and Salomon Brothers Variable Asia Growth Fund ("Asia Growth Fund"). The U.S. Government Fund and Asia Growth Fund have not yet commenced operations. Each of the Portfolios, except Capital Fund is classified as a di-versified Fund under the 1940 Act.

The significant accounting policies consistently followed by the Fund are: (a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing prices on such markets; securities for which no sales price was reported and U.S. government and agency obligations are valued at the mean between bid and ask prices; (c) securities maturing within 60 days are valued at cost plus accreted discount, or minus am-ortized premium, which approximates market value; (d) dividend income is re-corded on the ex-dividend date; foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence; (e) inter-est income, adjusted for accretion of original issue discount, is recorded on the accrual basis; (f) gains or losses on the sale of securities are calculated by using the specific identification method; (g) dividends and distributions to shareholders are recorded on the ex-dividend date; (h) the accounting records are maintained in U.S. dollars. All assets and liabilities denominated in for-eign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, and income and expenses are translated at the rate of ex-change quoted on the respective date that such transactions are recorded. Dif-ferences between income and expense amounts recorded and collected or paid are adjusted when reported by the custodian bank; and (i) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

Organization expenses amounting to $125,000 were incurred with the organization of the Fund. These costs have been allocated appropriately to and capitalized by the Investors Fund, Capital Fund, Total Return Fund and Strategic Bond Fund. These costs are being amortized ratably over a five year period from commence-ment of operations.

2. MANAGEMENT AGREEMENT AND TRANSACTIONS WITH AFFILIATED PERSONS

Salomon Brothers Asset Management Inc ("SBAM"), a wholly owned subsidiary of Salomon Brothers Holding Company Inc., which is in turn wholly owned by Salomon Smith Barney Holdings, Inc. ("SBH"), which is wholly owned by Travelers Group Inc., acts as investment manager to the Fund. Under the investment management contract, each Portfolio pays an investment management fee calculated at the annual rate of its average daily net assets as follows:

PORTFOLIO                                                            ANNUAL RATE
--------------------------------------------------------------------------------
Investors Fund......................................................    0.70%
Capital Fund........................................................    0.85%
Total Return Fund...................................................    0.80%
High Yield Bond Fund................................................    0.75%
Strategic Bond Fund.................................................    0.75%
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS
(unaudited)(continued)

These fees are calculated daily and paid monthly. For the period ended June 30, 1998 SBAM waived all of the management fees payable by each Portfolio and reim-bursed expenses for each Portfolio as follows: $13,783 for the Investors Fund, $14,315 for the Capital Fund, $14,294 for the Total Return Fund, $3,743 for the High Yield Bond Fund and $4,955 for the Strategic Bond Fund.

SBAM also acts as administrator to the Fund. As compensation for its services each Portfolio pays SBAM a fee calculated at an annual rate of 0.05% of each Portfolio's average daily net assets. This fee is calculated daily and paid monthly. SBAM has delegated its responsibilities as administrator to Mutual Management Corp. ("MMC"), an affiliate of SBAM, pursuant to a Sub-Administra-tion Agreement between SBAM and MMC.

Salomon Brothers Inc ("SBI"), a subsidiary of SBH, acts as distributor of the Fund shares and primary broker for its portfolio agency transactions. For the six months ended June 30, 1998, SBI and Smith Barney, Inc. received brokerage commissions of $162 and $294, respectively.

3. INVESTMENTS

During the period ended June 30, 1998, the aggregate cost of purchases and pro-ceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

                                                           PURCHASES    SALES
--------------------------------------------------------------------------------
Investors Fund........................................... $ 3,418,769 $  527,604
Capital Fund.............................................   3,404,139  1,255,592
Total Return Fund........................................   2,024,730    101,192
High Yield Bond Fund.....................................   4,636,358    204,688
Strategic Bond Fund......................................  11,477,365  7,010,976
--------------------------------------------------------------------------------

At June 30, 1998, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

                                           GROSS        GROSS     NET UNREALIZED
                                         UNREALIZED   UNREALIZED   APPRECIATION
                                        APPRECIATION DEPRECIATION (DEPRECIATION)
--------------------------------------------------------------------------------
Investors Fund.........................   $222,564    $ (79,311)     $143,253
Capital Fund...........................    191,876     (103,248)       88,628
Total Return Fund......................     47,592      (47,653)          (61)
High Yield Bond Fund...................     17,130      (25,791)       (8,661)
Strategic Bond Fund....................     18,983      (29,968)      (10,985)
--------------------------------------------------------------------------------

4. REPURCHASE AGREEMENTS

The Fund purchases (and its custodian takes possession of) U.S. government se-curities from banks and securities dealers subject to agreements to resell the securities to the seller at a future date (generally, the next business day) at an agreed-upon higher repurchase price. The Fund requires maintenance of the market value of the collateral in amounts at least equal to the repurchase price.

NOTES TO FINANCIAL STATEMENTS
(unaudited)(continued)

5. REVERSE REPURCHASE AGREEMENTS

The Total Return Bond Fund, High Yield Bond Fund and Strategic Bond Fund may enter into reverse repurchase agreements.

A reverse repurchase agreement involves a sale by the Portfolio of securities that it holds with an agreement by the Portfolio to repurchase the same securi-ties at an agreed upon price and date. A reverse repurchase agreement involves risk that the market value of the securities sold by the Portfolio may decline below the repurchase price of the securities. The Portfolio will establish a segregated account with its custodian, in which the Portfolio will maintain cash, U.S. government securities or other liquid high-grade debt obligations with respect to the reverse repurchase agreements.

At June 30, 1998, the Portfolios had no open reverse repurchase agreements.

6. FORWARD FOREIGN CURRENCY CONTRACTS

At June 30, 1998, the Strategic Bond Fund had open forward currency contracts as described below. The Strategic Bond Fund bears the market risk that arises from changes in foreign currency exchange rates. The unrealized gain (loss) on the contracts reflected in the accompanying financial statements were as fol-lows:

                                   LOCAL       MARKET    SETTLEMENT UNREALIZED
FOREIGN CURRENCY                 CURRENCY       VALUE       DATE    GAIN (LOSS)
-------------------------------------------------------------------------------
TO BUY:
German Mark..................      172,479     $95,609    8/12/98     $(1,617)
German Mark..................      176,847      98,030    8/12/98      (1,970)
-------------------------------------------------------------------------------
                                                                       (3,587)
-------------------------------------------------------------------------------
TO SELL:
Canadian Dollar..............       20,191      13,770    8/12/98         320
Danish Krone.................      417,948      60,754    8/12/98       1,240
German Mark..................      141,843      78,627    8/12/98       1,373
Italian Lira.................   89,118,668      50,041    8/12/98         960
Japanese Yen.................    2,566,608      18,584    8/12/98       1,039
New Zealand Dollar...........       20,000      10,346    8/12/98         447
-------------------------------------------------------------------------------
                                                                        5,379
-------------------------------------------------------------------------------
CROSS FORWARDS**
                                     MARKET VALUE
TO SELL:                       -------------------------
                               Greek Drachma German Mark
                               ------------- -----------
Greek Drachma vs. German
 Mark........................       17,375      16,630                   (745)
-------------------------------------------------------------------------------
TOTAL NET UNREALIZED GAIN ON
 OPEN FORWARD FOREIGN
 CURRENCY CONTRACTS..........                                         $ 1,047
-------------------------------------------------------------------------------
** Local currency on Cross Forwards

                                   Sell          Buy
                                ----------     -------
Sell Greek Drachma vs. German
 Mark........................    5,334,000      30,000

NOTES TO FINANCIAL STATEMENTS
(unaudited)(continued)

7. OPTIONS CONTRACTS

Each of the portfolios may from time to time enter into options contracts. Pre-miums paid when put or call options are purchased by the Portfolio, represent investments, which are marked-to-market daily. When a purchased option expires, the Portfolio will realize a loss in the amount of the premium paid. When the Portfolio enters into a closing sales transaction, the Portfolio will realize a gain or loss depending on whether the proceeds from the closing sales transac-tion are greater or less than the premium paid for the option. When the Portfo-lio exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Portfolio exercises a call option, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid.

At June 30, 1998, the Capital Fund had 300 contracts purchased of put options.

When a Portfolio writes a call or put option, an amount equal to the premium received by the Portfolio is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Portfolio realizes a gain equal to the amount of the premium received. When the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain or loss de-pending upon whether the cost of the closing transaction is greater or less than the premium originally received, without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a written call option is exercised the cost of the security sold will be decreased by the premium originally received. When a written put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Fund purchased upon exercise. When written index options are exercised, settlement is made in cash.

The risk associated with purchasing options is limited to the premium origi-nally paid. The Portfolio enters into options for hedging purposes. The risk in writing a covered call option is that the Portfolio gives up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price. The risk in writing a put option is that the Fund is exposed to the risk of loss if the market price of the underlying security declines.

The following written call option transactions occurred during the period ended June 30, 1998 in the Capital Fund:

                                                             NUMBER OF
                                                             CONTRACTS PREMIUMS
                                                             --------- --------
Options written, outstanding at February 17, 1998...........     --     $   0
Options written during the period ended June 30, 1998.......      3       150
Options canceled in closing purchase transactions...........      3      (150)
                                                                ---     -----
Options written, outstanding at June 30, 1998...............      0     $   0
                                                                ===     =====

8. SECURITIES TRADED ON A WHEN ISSUED BASIS

Each of the Portfolios may from time to time purchase securities on a when-is-sued basis.

In a when-issued transaction, the Portfolio commits to purchasing securities for which specific information is not yet known at the time of the trade. Secu-rities purchased on a when-issued basis, are not settled until they are deliv-ered to the Portfolio. Beginning on the date the Portfolio enters into the when-issued transaction, the custodian maintains cash, U.S. government securi-ties or other high grade debt obligations in a segregated account equal in value to the purchase price of the when-issued security. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

At June 30, 1998, there were no when-issued securities held by the Portfolios.

NOTES TO FINANCIAL STATEMENTS
(unaudited)(continued)

9. SECURITIES TRADED ON A TO-BE-ANNOUNCED BASIS

Each of the portfolios may trade securities on a "to-be-announced" ("TBA") ba-sis.

In a TBA transaction, the Fund commits to purchasing or selling securities for which specific information is not yet known at the time of the trade, particu-larly the face amount and maturity date in GNMA transactions. Securities pur-chased on a TBA basis are not settled until they are delivered to the Fund, normally 15 to 45 days later. These transactions are subject to market fluctua-tions and their current value is determined in the same manner as for other securities.

As of June 30, 1998, the Strategic Bond Fund held two TBA securities with a to-tal cost of $1,590,438.

10. MORTGAGE DOLLAR ROLL TRANSACTIONS

The Strategic Bond Fund may enter into mortgage "dollar rolls" in which a Portfolio sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specific future date. The Portfolio is compensated by a fee paid by the counterparty. Dollar rolls are accounted for as financing arrangements; the fee is accrued into interest income ratably over the term of the dollar roll and any gain or loss on the roll is deferred until disposition of the rolled security. The average daily balance of dollar rolls outstanding during the period ended June 30, 1998 was approximately $1,532,000.

11. LENDING OF SECURITIES

Each of the Portfolios may lend its securities to brokers, dealers and other financial organizations.

The Portfolio has an agreement with its custodian whereby the custodian may lend securities owned by the Portfolio to brokers, dealers and other financial organizations. Fees earned by the Portfolio on securities lending are recorded in interest income. Loans of securities by the Portfolio are collateralized by cash, U.S. government securities or high quality money market instruments that are maintained at all times in an amount at least equal to the current market value of the loaned securities, plus a margin which may vary depending on the type of securities loaned. The custodian establishes and maintains the collat-eral in a segregated account. The Portfolio maintains exposure for the risk of any losses in the investment of amounts received as collateral.

At June 30, 1998, the Portfolios had no securities on loan.

12. LOAN PARTICIPATIONS

The Total Return Bond Fund, High Yield Bond Fund and Strategic Bond Fund may invest in loans arranged through private negotiation between one or more finan-cial institutions. The Portfolios' investment in any such loan may be in the form of a participation in or an assignment of the loan.

In connection with purchasing participations, the Portfolio generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the Portfolio may not benefit directly from any collateral supporting the loan in which it has purchased the participation. As a result, the Portfolio will assume the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling the participation, the Portfolio may be treated as a general creditor of the lender and may benefit from any set-off between the lender and the borrower.

At June 30, 1998, the Fund had no investments in loan participations.

NOTES TO FINANCIAL STATEMENTS
(unaudited) (concluded)

13. CAPITAL STOCK

At June 30, 1998, the Fund had 10,000,000,000 shares of capital stock autho-rized with a par value of $0.01 per share. Each share represents an equal pro-portionate interest and has an equal entitlement to any dividends and distribu-tions made by the Portfolio.

Transactions in shares of each Portfolio were as follows:

                                                                   PERIOD ENDED
                                                                   JUNE 30, 1998
--------------------------------------------------------------------------------
INVESTORS FUND*
  Shares sold.....................................................    325,794
  Shares issued on reinvestment...................................         --
  Shares redeemed.................................................     (4,694)
                                                                      -------
  Net increase....................................................    321,100
                                                                      =======
CAPITAL FUND*
  Shares sold.....................................................    231,696
  Shares issued on reinvestment...................................         --
  Shares redeemed.................................................        (24)
                                                                      -------
  Net increase....................................................    231,672
                                                                      =======
TOTAL RETURN BOND FUND*
  Shares sold.....................................................    205,239
  Shares issued on reinvestment...................................         --
  Shares redeemed.................................................     (3,474)
                                                                      -------
  Net increase....................................................    201,765
                                                                      =======
HIGH YIELD BOND FUND**
  Shares sold.....................................................    529,297
  Shares issued on reinvestment...................................         --
  Shares redeemed.................................................         (3)
                                                                      -------
  Net increase....................................................    529,294
                                                                      =======
STRATEGIC BOND FUND*
  Shares sold.....................................................    570,904
  Shares issued on reinvestment...................................         --
  Shares redeemed.................................................        (32)
                                                                      -------
  Net increase....................................................    570,872
                                                                      =======

 * For the period February 17, 1998 (commencement of operations) through June 30, 1998.
** For the period May 1, 1998 (commencement of operations) through June 30,
   1998.

FINANCIAL HIGHLIGHTS
FOR A SHARE OF CAPITAL STOCK OUTSTANDING:

                          INVESTORS  CAPITAL  TOTAL RETURN  HIGH YIELD  STRATEGIC BOND
                          FUND(1)(2) FUND(1)    FUND(1)    BOND FUND(3)    FUND(1)
                                ------------------------------------------------------
Net asset value,
 beginning of period....    $10.00   $10.00      $10.00       $10.00        $10.00
                            ------   ------      ------       ------        ------
Income (loss) from
 operations:
 Net investment income
  (4)...................      0.04     0.04        0.27         0.10          0.21
 Net realized and
  unrealized gain
  (loss)................      0.69     0.93       (0.01)       (0.02)        (0.02)
                            ------   ------      ------       ------        ------
 Total income (loss)
  from operations.......      0.73     0.97        0.26         0.08          0.19
                            ------   ------      ------       ------        ------
Less distributions from:
 Net investment income..        --       --          --           --            --
 Net realized gains.....        --       --          --           --            --
                            ------   ------      ------       ------        ------
 Total distributions....        --       --          --           --            --
                            ------   ------      ------       ------        ------
Net asset value, end of
 period.................    $10.73   $10.97      $10.26       $10.08        $10.19
                            ======   ======      ======       ======        ======
Total return++..........      7.30%    9.70%       2.60%        0.80%         1.90%
Net assets, end of
 period (000s)..........    $3,446   $2,541      $2,172       $5,335        $5,816
Ratios to average net
 assets (4)+:
 Expenses...............      1.00%    1.00%       1.00%        1.00%         1.00%
 Net investment income..      0.95%    0.95%       4.21%        5.89%         5.71%
Portfolio turnover
 rate...................        24%      61%          8%           5%          194%
Average commissions per
 share paid on equity
 security transactions..     $0.05    $0.05       $0.05           --            --

(1) For the period from February 17, 1998 (commencement of operations) through June 30, 1998 (unaudited).
(2) Per share amounts have been calculated using the daily average shares meth-od, rather than the undistributed net investment income method, because it more accurately reflects the per share data for the period.
(3) For the period from May 1, 1998 (commencement of operations) through June 30, 1998 (unaudited).
(4) SBAM has waived all of its management fees for the period ended June 30, 1998 and reimbursed expenses for the Portfolios as follows: $13,783 for the Investors Fund, $14,315 for the Capital Fund, $14,294 for the Total Return Fund, $3,743 for the High Yield Bond Fund and $4,955 for the Strategic Bond Fund. If such fees were not waived or expenses reimbursed, the per share decrease in net investment income and the actual expense ratios would have been as follows:

                                                                  EXPENSE RATIOS
                                              PER SHARE DECREASES  WITHOUT FEE
                                               IN NET INVESTMENT   WAIVERS AND
                                                    INCOME        REIMBURSEMENT+
                                              ------------------- --------------
   Investors Fund............................        $0.09             3.34%
   Capital Fund..............................         0.11             3.65
   Total Return Fund.........................         0.23             4.62
   High Yield Bond Fund......................         0.02             2.20
   Strategic Bond Fund.......................         0.04             2.01

 ++Total return is not annualized, as it may not be representative of the total return for the year.
 + Annualized

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32

Salomon Brothers Variable Series Funds Inc

Investment Manager
  Salomon Brothers Asset Management Inc
  7 World Trade Center
  New York, New York 10048
Custodian
  PNC Bank, N.A.
  17th and Chestnut Streets
  Philadelphia, Pennsylvania 19103
Legal Counsel
  Simpson Thacher & Bartlett
  425 Lexington Avenue
  New York, New York 10017
Independent Accountants
  PricewaterhouseCoopers LLP
  1177 Avenue of the Americas
  New York, New York 10036

DIRECTORS
Charles F. Barber
  Consultant; formerly Chairman; ASARCO Incorporated
Carol L. Colman
  President, Colman Consulting Co., Inc.
Daniel P. Cronin
  Vice President-General Counsel,
  Pfizer International Inc.
Heath B. McLendon
  Chairman and President;
  Managing Director, Smith Barney Inc.
  President and Director, Mutual Management Corp.;
  Chairman, Smith Barney Strategy Advisors Inc. and
  Travelers Investment Advisers, Inc.


OFFICERS
Heath B. McLendon
    Chairman and President
Lewis E. Daidone
    Executive Vice President and Treasurer
Richard E. Dahlberg
    Executive Vice President
Giampaolo G. Guarnieri
    Executive Vice President
Ross S. Margolies
    Executive Vice President
Beth A. Semmel
    Executive Vice President
Allan R. White, III
    Executive Vice President
Peter J. Wilby
    Executive Vice President
Pamela P. Milunovich
    Vice President
Alan Mandel
    Controller
Anthony Pace
    Assistant Controller
Noel B. Daugherty
    Secretary

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